UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

American Superconductor Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 29, 2016

Meeting Information
AMERICAN SUPERCONDUCTOR CORPORATION	Meeting Type: Annual Meeting
For holders as of: June 06, 2016
Date: July 29, 2016 Time: 8:30 AM EDT
	Location:	American Superconductor Corp.
64 Jackson Road
AMERICAN SUPERCONDUCTOR CORPORATION 64 JACKSON ROAD DEVENS, MA 01434-4020		Devens, MA 01434

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement        2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                1) BY INTERNET:         www.proxyvote.com

                2) BY TELEPHONE:     1-800-579-1639

                3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 17, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR each of the nominees:

1. Election of Directors

Nominees

01 Vikram S. Budhraja 02 Pamela F. Lenehan 03 Daniel P. McGahn 04 David R. Oliver, Jr. 05 John B. Vander Sande 06 John W. Wood, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.     To approve amendments to AMSC’s 2007 Stock Incentive Plan to add 1,350,000 shares to the total number of shares available for issuance under the plan and to increase the maximum number of shares issuable to any person in any calendar year to 250,000.

3.     To approve amendments to AMSC’s Amended and Restated 2007 Director Stock Plan to add 150,000 shares to the total number of shares available for issuance under the plan and to decrease the maximum value of equity awards granted to any director in any fiscal year to $500,000.

4. To approve an amendment to AMSC’s 2000 Employee Stock Purchase Plan to add 300,000 shares to the total number of shares available for issuance under the plan.

5. To ratify the selection by the Audit Committee of the Board of Directors of RSM US LLP (f/k/a McGladrey LLP) as AMSC’s independent registered public accounting firm for the current fiscal year.

NOTE: To transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

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